Exhibit 10.2

EXECUTION VERSION

JUNIOR PRIORITY INTERCREDITOR AGREEMENT

among

OCWEN LOAN SERVICING, LLC,
as the Borrower,

the other Grantors party hereto,

BARCLAYS BANK PLC,
as First Priority Representative for the First Lien Credit Agreement Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second Lien Collateral Agent

and

each additional Representative from time to time party hereto dated as of December 5, 2016

INTERCREDITOR AGREEMENT dated as of December 5, 2016 (this “Agreement”), among OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (the “Borrower”), the other Grantors (as defined below) from time to time party hereto, BARCLAYS BANK PLC (“Barclays”), as collateral agent for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee for the Noteholders (in such capacity and together with its successors in such capacity, the “Second Lien Collateral Agent”), and each additional First Priority Representative and Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First Lien Collateral Agent (for itself and on behalf of the First Lien Credit Agreement Secured Parties), the Second Lien Collateral Agent (for itself and on behalf of the Noteholders) and each additional First Priority Representative (for itself and on behalf of the Additional First Priority Secured Parties under the applicable Additional First Priority Debt Facility) and each additional Second Priority Representative (for itself and on behalf of the Second Priority Secured Parties under the applicable Second Priority Debt Facility) agree as follows:

ARTICLE 1

Definitions

SECTION 1.01.    Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the First Lien Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Acknowledgment Agreement” means an acknowledgment of the relevant GSE under the applicable Servicing Agreements in the standard form used by such GSE or in such other form reasonably satisfactory to the First Lien Collateral Agent and the MSR Collateral Agent, whereby such GSE acknowledges the security interest of MSR Collateral Agent in the MSRs under such Servicing Agreements.

“Additional First Priority Debt” means at any time after the Discharge of First Lien Credit Agreement Obligations, any Indebtedness that is issued or guaranteed by the Borrower and/or any Guarantor (other than Indebtedness constituting First Lien Credit Agreement Obligations) which Indebtedness and Guarantees are secured by Liens on the First Priority Collateral (or a portion thereof) having the same priority (but without regard to control of remedies) as the Liens securing the First Lien Credit Agreement Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Priority Debt Document and Second Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) the First Lien Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 5.13 thereof; provided, further, that, if such Indebtedness will be the initial Additional First Priority Debt incurred by the Borrower after the Closing Date, then the Guarantors, the First Lien Collateral Agent and the Representative for such Indebtedness shall have executed and delivered the First Lien Intercreditor Agreement. Additional First Priority Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Guarantors issued in exchange therefor.

“Additional First Priority Debt Documents” means, with respect to any series, issue or class of Additional First Priority Debt, the promissory notes, credit agreements, loan agreements, indentures, or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the First Priority Collateral Documents.

“Additional First Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional First Priority Debt.

“Additional First Priority Debt Obligations” means, with respect to any series, issue or class of Additional First Priority Debt, (a) all principal of, and premium and interest (including, without limitation, any interest, fees and expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Priority Debt, (b) all other amounts payable to the related Additional First Priority Secured Parties under the related Additional First Priority Debt Documents and (c) any renewals or extensions of the foregoing.

“Additional First Priority Secured Parties” means, with respect to any series, issue or class of Additional First Priority Debt, the holders of such Indebtedness or any other Additional First Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional First Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any Guarantor under any related Additional First Priority Debt Documents.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Laws” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), and any other federal, state, provincial or foreign law, including common law, from time to time in effect in respect of voluntary or involuntary insolvency, liquidation, dissolution, wind-up, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, reorganization, or debtor relief.

“Barclays” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation and including, membership interests and partnership interests) and, except to the extent constituting Indebtedness, any and all warrants, rights or options to purchase, acquire or exchange any of the foregoing.

“Class Debt” has the meaning assigned to such term in Section 8.09(a).

“Class Debt Parties” has the meaning assigned to such term in Section 8.09(a).

“Class Debt Representatives” has the meaning assigned to such term in Section 8.09(a).

“Closing Date” means December 5, 2016.

“Collateral” means the First Priority Collateral and the Second Priority Collateral.

“Collateral Documents” means the First Priority Collateral Documents and the Second Priority Collateral Documents.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyrights” means all United States and foreign (a) copyrights, rights in works of authorship, mask works and integrated circuit designs and other rights subject to the copyright laws of the United States, or of any other country or any group of countries, including copyrights and other rights in software, data, databases, Internet websites and the proprietary content thereof, (b) registrations, renewals, rights of reversion, extensions, supplemental registrations, recordings and applications for registration of any of the foregoing in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, and (c) rights to obtain all renewals, reversions and extensions thereof.

“Debt Facility” means any First Priority Debt Facility and any Second Priority Debt Facility.

“Designated First Priority Representative” means (i) prior to the Discharge of First Lien Credit Agreement Obligations, the First Lien Collateral Agent and (ii) at any time when clause (i) does not apply, the First Priority Representative designated as such in a written notice from all First Priority Representatives party hereto at such time. The Designated Second Priority Representative may treat the First Lien Collateral Agent as the Designated First Priority Representative until such time as it receives written notice from the First Lien Collateral Agent that it was replaced as Designated First Priority Representative.

“Designated Second Priority Representative” means (i) the Second Lien Collateral Agent, so long as the Second Priority Debt Facility under the Second Lien Initial Agreement is the only Second Priority Debt Facility under this Agreement and (ii) at any time when clause (i) does not apply, the “Applicable Authorized Representative” (as defined in the Second Lien Equal Priority Intercreditor Agreement) at such time.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge” means, with respect to any Debt Facility, the date on which such Debt Facility and the First Priority Obligations or Second Priority Debt Obligations thereunder, as the case may be, are no longer secured by Shared Collateral pursuant to the terms of the documentation governing such Debt Facility. The term “Discharged” shall have a corresponding meaning.

“Discharge of First Lien Credit Agreement Obligations” means, the payment in full in cash of all First Lien Credit Agreement Obligations and termination of all commitments under the First Lien Credit Agreement; provided that the Discharge of First Lien Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing in full of all First Lien Credit Agreement Obligations with an Additional First Priority Debt Facility secured by such Shared Collateral under one or more Additional First Priority Debt Documents which has been designated in writing by the “Administrative Agent” (under the First Lien Credit Agreement so Refinanced) to the Designated Second Priority Representative as the “First Lien Credit Agreement” for purposes of this Agreement.

“Discharge of First Priority Obligations” means the date on which the Discharge of First Lien Credit Agreement Obligations and the Discharge of each Additional First Priority Debt Facility has occurred.

“Disposition” means any conveyance, sale, lease, assignment, transfer, license or other disposition.

“Domestic Subsidiary” means each Subsidiary of the Borrower that is organized under the applicable laws of the United States, any state thereof, or the District of Columbia.

“First Lien” means the Liens on the First Priority Collateral in favor of the First Priority Secured Parties under the First Priority Collateral Documents.

“First Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor collateral agent as provided in Section 9.07 of the First Lien Credit Agreement.

“First Lien Credit Agreement” means that certain Amended and Restated Senior Secured Term Loan Facility, dated as of December 5, 2016, among the Borrower, the lenders from time to time party thereto, Barclays, as administrative agent and collateral agent, and the other parties thereto.

“First Lien Credit Agreement Credit Documents” means the First Lien Credit Agreement and the other “Loan Documents” as defined in the First Lien Credit Agreement.

“First Lien Credit Agreement Obligations” means the “Obligations” as defined in the First Lien Credit Agreement; provided, however, that “First Lien Credit Agreement Obligations” shall not include any obligations (including guarantees) in respect of indebtedness or other extensions of credit owing by any Foreign Subsidiary of the Borrower.

“First Lien Credit Agreement Secured Parties” means the “Secured Parties” as defined in the First Lien Credit Agreement.

“First Lien Intercreditor Agreement” means a customary intercreditor agreement in form and substance reasonably acceptable to the First Priority Representative with respect to each First Priority Debt Facility in existence at the time such intercreditor agreement is entered into and the Borrower, and which provides that the Liens securing all Indebtedness covered thereby shall be of equal priority (but without regard to the control of remedies).

“First Priority Class Debt” has the meaning assigned to such term in Section 8.09(a).

“First Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09(a).

“First Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09(a).

“First Priority Collateral” means any “Collateral” as defined in any First Lien Credit Agreement Credit Document or any other First Priority Debt Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a First Priority Collateral Document as security for any First Priority Obligations.

“First Priority Collateral Documents” means the “Security Documents” as defined in the First Lien Credit Agreement, the First Lien Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the security agreements and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any First Priority Obligation.

“First Priority Debt Documents” means (a) the First Lien Credit Agreement Credit Documents and (b) any Additional First Priority Debt Documents.

“First Priority Debt Facilities” means the First Lien Credit Agreement and any Additional First Priority Debt Facilities.

“First Priority Obligations” means the First Lien Credit Agreement Obligations and any Additional First Priority Debt Obligations (provided, that First Priority Obligations shall exclude any such obligations the incurrence of which was not permitted under each Second Priority Debt Document extant at the time of the incurrence or issuance thereof); provided, that “First Priority Obligations” shall not include any obligations (including guarantees) in respect of indebtedness or other extensions of credit owing by any Foreign Subsidiary of the Borrower.

“First Priority Representative” means (i) in the case of any First Lien Credit Agreement Obligations or the First Lien Credit Agreement Secured Parties, the First Lien Collateral Agent and (ii) in the case of any Additional First Priority Debt Facility and the Additional First Priority Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional First Priority Debt Facility that is named as the Representative in respect of such Additional First Priority Debt Facility in the applicable Joinder Agreement.

“First Priority Secured Parties” means the First Lien Credit Agreement Secured Parties and any Additional First Priority Secured Parties.

“Foreign Subsidiary” means each Subsidiary of the Borrower that is not a Domestic Subsidiary.

“Grantors” means the Borrower and each Subsidiary or other Guarantor that has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations.

“GSE” means Fannie Mae and Freddie Mac, as each such term is defined in the Second Lien Initial Agreement.

“GSE MSRs” means MSRs with respect to mortgages owned or held in whole or in part by any GSE.

“Guarantors” means the “Guarantors” as defined in the First Lien Credit Agreement.

“Insolvency or Liquidation Proceeding” means:

(1)          any case or proceeding commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization, administration, rehabilitation or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)          any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)          any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intellectual Property” means Copyrights, Patents and Trademarks.

“Joinder Agreement” means a supplement to this Agreement in the form of Annex II or Annex III hereof required to be delivered by a Representative to the Designated First Priority Representative or Designated Second Priority Representative, as the case may be, pursuant to Section 8.09 hereof in order to include an additional Debt Facility hereunder and to become the Representative hereunder for the First Priority Secured Parties or Second Priority Secured Parties, as the case may be, under such Debt Facility.

“Junior Priority Bankruptcy Payments” has the meaning assigned to such term in Section 4.01.

“Lien” means any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance, and any easement, right-of-way, license, restriction (including zoning restrictions), defect, exception or irregularity in title or similar charge or encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof); provided that in no event shall an operating lease be deemed to be a Lien.

“MSR” means mortgage servicing rights entitling the holder to service mortgage loans.

“MSR Collateral” has the meaning assigned to such term in Section 5.07.

“MSR Collateral Agent” means Barclays Bank PLC, as collateral agent for the First Lien Credit Agreement Secured Parties and the Noteholders solely with respect to the MSR Collateral together with its successors in such capacity.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Noteholders” means the “Secured Parties” as defined in the Second Lien Collateral Agreement as in effect on the date hereof.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.

“Patents” means all United States and foreign (a) patents, statutory invention registrations, certificates of invention, industrial designs and utility models, and all pending applications of the foregoing, (b) provisionals, reissues, reexaminations, continuations, divisions, continuations-in-part, renewals or extensions thereof, and (c) the inventions, discoveries and designs disclosed or claimed therein and all improvements thereto, including the right to make, use and/or sell the inventions, discoveries and designs disclosed or claimed therein.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority (as defined in the First Lien Credit Agreement as in effect on the date hereof).

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in an Insolvency or Liquidation Proceeding and any amounts received by any First Priority Representative or any First Priority Secured Party from a Second Priority Secured Party in respect of Shared Collateral pursuant to this Agreement.

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, loan agreement, note purchase agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Representatives” means the First Priority Representatives and the Second Priority Representatives.

“SEC” means the United States Securities and Exchange Commission and any successor agency thereto.

“Second Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Collateral Trustee as provided in the Second Lien Initial Agreement.

“Second Lien Collateral Agreement” means that certain Second Lien Notes Pledge and Security Agreement, dated as of December 5, 2016, among the Borrower, the Guarantors identified therein and the Second Lien Collateral Agent.

“Second Lien Equal Priority Intercreditor Agreement” means (i) an intercreditor agreement substantially in the form of the Equal Priority Intercreditor Agreement (as defined in the Indenture) or (ii) if the Indenture is no longer in effect, a customary intercreditor agreement in form and substance reasonably acceptable to the Second Priority Representative with respect to each Second Priority Debt Facility in existence at the time such intercreditor agreement is entered into and the Borrower, and which provides that the Liens securing all Indebtedness covered thereby shall be of equal priority (but without regard to the control of remedies).

“Second Lien Initial Agreement” means that certain Indenture, dated as of December 5, 2016, among the Borrower, the Guarantors identified therein, and Wilmington Trust, National Association, as trustee (the “Trustee”) and the Collateral Trustee (which Collateral Trustee, for the avoidance of doubt, is the Second Lien Collateral Agent).

“Second Lien Initial Obligations” means the “Secured Obligations” as defined in the Second Lien Collateral Agreement as in effect on the date hereof or as amended with the First Lien Collateral Agent’s written consent.

“Second Priority Additional Secured Parties” means, with respect to any series, issue or class of Second Priority Debt issued after the date hereof (except to the extent constituting Second Lien Initial Obligations), the holders of such Indebtedness or any other Second Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any Guarantor under any related Second Priority Debt Documents.

“Second Priority Class Debt” has the meaning assigned to such term in Section 8.09(a).

“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09(a).

“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09(a).

“Second Priority Collateral” means any “Collateral” as defined in any Second Priority Debt Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.

“Second Priority Collateral Documents” means the Second Lien Collateral Agreement and the other “Security Documents” as defined in the Second Lien Initial Agreement, the Second Lien Equal Priority Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto), this Agreement, including Section 5.07, and each of the security agreements and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Second Priority Debt Obligation.

“Second Priority Debt” means the Second Lien Initial Obligations and any other Indebtedness that is issued or guaranteed by the Borrower and/or any Guarantor which Indebtedness and Guarantees are secured by Liens on the Collateral (or a portion thereof) having junior priority ranking to the Liens of any First Priority Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof.

“Second Priority Debt Documents” means, with respect to any series, issue or class of Second Priority Debt, the promissory notes, credit agreements, loan agreements, note purchase agreements, indentures or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Second Lien Initial Agreement and the Second Priority Collateral Documents.

“Second Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Second Priority Debt.

“Second Priority Debt Obligations” means, with respect to any series, issue or class of Second Priority Debt, (a) all principal of, and premium and interest (including, without limitation, any interest, fees, and expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Second Priority Debt, (b) all other amounts payable to the related Second Priority Secured Parties under the related Second Priority Debt Documents and (c) any renewals or extensions of the foregoing.

“Second Priority Enforcement Date” means, with respect to any Second Priority Representative, the date which is 270 days (through which 270-day period such Second Priority Representative was the Designated Second Priority Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) and (ii) the Designated First Priority Representative’s and each other Representative’s receipt of written notice from such Second Priority Representative that (x) such Second Priority Representative is the Designated Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) has occurred and is continuing and (y) an Event of Default has been declared by such Second Priority Representative or the holders of the series of Second Priority Obligations with respect to which such Second Priority Representative is the Second Priority Representative and such Second Priority Debt Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document; provided that the Second Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time that any First Priority Secured Party has commenced and is diligently pursuing the exercise of its rights and remedies with respect to any Shared Collateral or (2) at any time any Insolvency or Liquidation Proceeding has been commenced with respect to any Grantor.

“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Secured Parties under the Second Priority Collateral Documents.

“Second Priority Representative” means (i) in the case of any Second Lien Initial Obligations or the Noteholders, the Collateral Trustee under the Second Lien Initial Agreement, which for the avoidance of doubt is the Second Lien Collateral Agent and (ii) in the case of any other Second Priority Debt Facility and the Second Priority Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Second Priority Debt Facility that is named as the Representative in respect of such Second Priority Debt Facility in the applicable Joinder Agreement.

“Second Priority Secured Parties” means the Noteholders and any Second Priority Additional Secured Parties.

“Secured Obligations” means the First Priority Obligations and the Second Priority Debt Obligations.

“Secured Parties” means the First Priority Secured Parties and the Second Priority Secured Parties.

“Servicing Agreements” has the meaning assigned to such term in the First Lien Credit Agreement, whether or not then in effect.

“Shared Collateral” means, at any time, Collateral in which the holders of First Priority Obligations under at least one First Priority Debt Facility (or their Representatives) and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the First Priority Debt Facilities, are deemed pursuant to Article 2 to hold a security interest). If, at any time, any portion of the First Priority Collateral under one or more First Priority Debt Facilities does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such First Priority Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility which does not have a security interest in such Collateral at such time.

“Subsidiary” of any Person shall mean and include (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any limited liability company, partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.

“Trademarks” means all United States and foreign (a) trademarks, service marks, domain names, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, slogans, other source or business identifiers, now existing or hereafter adopted or acquired, whether registered or unregistered, and all registrations, recordings and applications for registration filed in connection with the foregoing, including registrations, recordings and applications for registration in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country, group of countries or any political subdivision thereof, and all common-law rights related thereto, (b) all goodwill associated therewith or symbolized thereby and (c) all extensions or renewals thereof.

“Trustee” has the meaning assigned to such term in the definition of Second Lien Initial Agreement.

“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

SECTION 1.02.    Terms Generally. The rules of interpretation set forth in Section 1.03 of the First Lien Credit Agreement are incorporated herein mutatis mutandis.

ARTICLE 2
Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01.    Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Secured Parties on the Shared Collateral or of any Liens granted to any First Priority Representative or any other First Priority Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Second Priority Debt Document or any First Priority Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing (or purporting to secure) any First Priority Obligations now or hereafter held by or on behalf of any First Priority Representative or any other First Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Second Priority Debt Obligations and (b) any Lien on the Shared Collateral securing (or purporting to secure) any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Secured Parties or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any First Priority Obligations. All Liens on the Shared Collateral securing (or purporting to secure) any First Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second Priority Debt Obligations for all purposes, whether or not such Liens securing any First Priority Obligations are subordinated to any Lien securing (or purporting to secure) any other obligation of the Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

SECTION 2.02.    Nature Of Senior Lender Claims. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that (a) the terms of the First Priority Debt Documents and the First Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the First Priority Obligations, or a portion thereof, may be Refinanced from time to time and (b) the aggregate amount of the First Priority Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Secured Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of either the First Priority Obligations or the Second Priority Debt Obligations, or any portion thereof. As between the Borrower and the other Grantors and the Second Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrower and the other Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional First Priority Obligations.

SECTION 2.03.    Prohibition On Contesting Liens. Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability, or enforceability of any Lien (or any purported Lien) securing, or any claim asserted with respect to, any First Priority Obligations held (or purported to be held) by or on behalf of any First Priority Representative or any of the other First Priority Secured Parties or other agent or trustee therefor in any First Priority Collateral, and each First Priority Representative, for itself and on behalf of each First Priority Secured Party under its First Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability, or enforceability of any Lien securing, or any claim asserted with respect to, any Second Priority Debt Obligations held (or purported to be held) by or on behalf of any of any Second Priority Representative or any of the Second Priority Secured Parties in the Second Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any First Priority Representative to enforce this Agreement (including the priority of the Liens securing the First Priority Obligations as provided in Section 2.01) or any of the First Priority Debt Documents.

SECTION 2.04.    No New Liens. The parties hereto agree that, so long as the Discharge of First Priority Obligations has not occurred, (a) none of the Grantors shall grant any additional Liens on any asset or property of any Grantor to secure any Second Priority Debt Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the First Priority Obligations; and (b) if any Second Priority Representative or any Second Priority Secured Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Debt Obligations that are not also subject to the Liens securing all First Priority Obligations under the First Priority Collateral Documents, such Second Priority Representative or Second Priority Secured Party (i) shall notify the Designated First Priority Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each First Priority Representative as security for the First Priority Obligations, shall assign such Lien to the Designated First Priority Representative as security for all First Priority Obligations for the benefit of the First Priority Secured Parties (but may retain a junior Lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to each First Priority Representative shall be deemed to hold and have held such Lien for the benefit of each First Priority Representative and the other First Priority Secured Parties as security for the First Priority Obligations (subject to the relative lien priorities set forth in this Agreement). To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any First Priority Representative or any other First Priority Secured Party, each Second Priority Representative agrees, for itself and on behalf of the other Second Priority Secured Parties that it represents, that any amounts received by or distributed to any First Priority Secured Party and any Second Priority Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Section 4.01 and Section 4.02.

SECTION 2.05.    Perfection Of Liens. Except for the limited agreements of the First Priority Representatives pursuant to Section 5.05 hereof, none of the First Priority Representatives or the First Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Secured Parties. None of the Second Priority Representatives or the Second Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the First Priority Representatives or the First Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Priority Secured Parties and the Second Priority Secured Parties and shall not impose on the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

ARTICLE 3
Enforcement

SECTION 3.01.    Exercise Of Remedies.

(a)          So long as the Discharge of First Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any Second Priority Representative nor any Second Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action or any other exercise of any rights or remedies brought with respect to the Shared Collateral or any other First Priority Collateral by any First Priority Representative or any First Priority Secured Party in respect of the First Priority Obligations, the exercise of any right by any First Priority Representative or any First Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the First Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any First Priority Representative or any First Priority Secured Party either is a party or may have rights as a third-party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the First Priority Debt Documents or otherwise in respect of the First Priority Collateral or the First Priority Obligations, or (z) object to the forbearance by the First Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of First Priority Obligations and (ii) except as otherwise provided herein, the First Priority Representatives and the First Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral or any other First Priority Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, any Second Priority Representative may file a claim, proof of claim, or statement of interest with respect to the Second Priority Debt Obligations under its Second Priority Debt Facility in a manner that is consistent with this Agreement, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the First Priority Obligations or the rights of the First Priority Representatives or the First Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce, subject to clause (F) below) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Second Priority Representative and the Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, to the extent provided in Section 5.04, (D) any Second Priority Representative may exercise the rights and remedies to the extent provided for in Section 6.03 and may vote on a proposed plan of reorganization or similar dispositive restructuring plan in any Insolvency or Liquidation Proceeding in accordance with the terms of this Agreement (including Section 6.11), (E) any Second Priority Representative and the Second Priority Secured Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Priority Secured Parties, including any claims secured by the Second Priority Collateral, in each case in accordance with the terms of this Agreement and (F) from and after the Second Priority Enforcement Date, the Designated Second Priority Representative (or such other Person, if any, as is authorized by it) may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral or, if the Second Lien Collateral Agent is the Designated Second Priority Representative, with respect to the MSR Collateral, instruct the MSR Collateral Agent to exercise such rights or remedies subject to Section 5.07, in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), but only so long as (1) the Designated First Priority Representative or any other First Priority Secured Party has not commenced and is not diligently pursuing any exercise of right or remedies with respect to any Shared Collateral or (2) no Insolvency or Liquidation Proceeding has been commenced with respect to any Grantor, in each case (A) through (F) above solely to the extent such action is not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement. In exercising rights and remedies with respect to the First Priority Collateral, the First Priority Representatives and the First Priority Secured Parties may enforce the provisions of the First Priority Debt Documents and exercise remedies thereunder or in respect thereof, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code or other legislation in respect of the granting and perfection of security interests in respect of real or personal property of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)          So long as the Discharge of First Priority Obligations has not occurred, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will not, take or receive any Shared Collateral or any proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral in respect of Second Priority Debt Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Priority Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), the sole right of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Priority Obligations has occurred.

(c)          Subject to the proviso in clause (ii) of Section 3.01(a), (i) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Secured Party will take any action that would hinder, delay, or interfere with any exercise of remedies undertaken by any First Priority Representative or any First Priority Secured Party with respect to the Shared Collateral under the First Priority Debt Documents, including any Disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the First Priority Representatives or the First Priority Secured Parties seek to enforce or collect the First Priority Obligations or the Liens granted on any of the First Priority Collateral, regardless of whether any action or failure to act by or on behalf of any First Priority Representative or any other First Priority Secured Party is adverse to the interests of the Second Priority Secured Parties.

(d)          Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the First Priority Representatives or the First Priority Secured Parties with respect to the First Priority Collateral as set forth in this Agreement and the First Priority Debt Documents.

(e)          Subject to the proviso in Section 3.01(a), until the Discharge of First Priority Obligations, the Designated First Priority Representative or any person authorized by it shall have the exclusive right to exercise any right or remedy or power conferred with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of First Priority Obligations, the Designated Second Priority Representative or any person authorized by it shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative or any Person authorized by it shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Secured Parties to take such actions with respect to the Collateral after the Discharge of First Priority Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Priority Secured Parties or the Second Priority Debt Obligations.

SECTION 3.02.    Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of First Priority Obligations has occurred, it will not commence, or join with any Person (other than the First Priority Secured Parties and the First Priority Representatives upon the request of the Designated First Priority Representative) in commencing, any Insolvency or Liquidation Proceeding or any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.

SECTION 3.03.    Actions Upon Breach. Should any Second Priority Representative or any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any First Priority Representative or other First Priority Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) or the Borrower may obtain relief against such Second Priority Representative or such Second Priority Secured Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby (i) agrees that the First Priority Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Borrower, any other Grantor or the First Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First Priority Representative or any other First Priority Secured Party.

ARTICLE 4
Payments

SECTION 4.01.    Application Of Proceeds. So long as the Discharge of First Priority Obligations has not occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, the Shared Collateral (including any MSR Collateral) or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies shall be applied by the Designated First Priority Representative to the First Priority Obligations in such order as specified in the relevant First Priority Debt Documents and, if applicable, the First Lien Intercreditor Agreement, until the Discharge of First Priority Obligations has occurred. Until the Discharge of First Priority Obligations, if the holders of the Second Priority Obligations are granted or receive cash payments in respect of Liens on the Shared Collateral (including any MSR Collateral), whether or not denominated as post-petition interest or adequate protection, in any Insolvency or Liquidation Proceeding (the “Junior Priority Bankruptcy Payments”), and regardless as to whether or not any such cash payments are permitted pursuant to the other provisions of this Agreement, such cash payments shall be deemed to constitute Shared Collateral, shall be turned over to the Designated First Priority Representative, and shall be applied in accordance with the provisions of the previous sentence. Upon the Discharge of First Priority Obligations, each applicable First Priority Representative and the MSR Collateral Agent shall deliver promptly to the Designated Second Priority Representative (or to the Second Lien Collateral Agent in respect of proceeds on the MSR Collateral) any Shared Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the relevant Second Priority Debt Documents and, if applicable, the Second Lien Equal Priority Intercreditor Agreement.

SECTION 4.02.    Payments Over. So long as the Discharge of First Priority Obligations has not occurred, any Shared Collateral or proceeds thereof received by any Second Priority Representative or any Second Priority Secured Party in connection with the exercise of any right or remedy (including setoff) relating to the Shared Collateral or in contravention of this Agreement shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated First Priority Representative for the benefit of the First Priority Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated First Priority Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE 5
Other Agreements

SECTION 5.01.    Releases.

(a)          Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that, in the event of any release of Liens on Shared Collateral securing any First Priority Obligations in connection with (i) the exercise of remedies in respect of Collateral or (ii) if not in connection with the exercise of remedies in respect of Collateral, any Disposition of Shared Collateral (including all or substantially all of the Capital Stock of any Subsidiary of the Borrower) so long as Disposition is permitted by the terms of the Second Priority Debt Documents, the Liens granted to the Second Priority Representatives and the Second Priority Secured Parties upon such Shared Collateral (but not upon the proceeds thereof) to secure Second Priority Debt Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure First Priority Obligations. Upon delivery to each Second Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the First Priority Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Secured Parties and the Second Priority Representatives) and any necessary or proper instruments of termination or release prepared by the Borrower or any other Grantor, each Second Priority Representative will promptly execute, deliver or acknowledge, at the Borrower’s or the other Grantor’s sole cost and expense and without any recourse, representation or warranty, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Secured Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents.

(b)          Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated First Priority Representative and any officer or agent of the Designated First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Secured Party or in the Designated First Priority Representative’s own name, from time to time in the Designated First Priority Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c)          Unless and until the Discharge of First Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an event of default under any First Priority Debt Document of proceeds of Shared Collateral to the repayment of First Priority Obligations pursuant to the First Priority Debt Documents, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Secured Parties to receive proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement.

(d)          Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a First Priority Collateral Document and a Second Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated First Priority Representative and any Second Priority Representative or Second Priority Secured Party, such Grantor may, until the applicable Discharge of First Priority Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated First Priority Representative.

SECTION 5.02.    Insurance And Condemnation Awards. Unless and until the Discharge of First Priority Obligations has occurred, the Designated First Priority Representative and the First Priority Secured Parties shall have the sole and exclusive right, subject in each case to the rights of the Grantors under the First Priority Debt Documents, (a) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of First Priority Obligations has occurred, and subject to the rights of the Grantors under the First Priority Debt Documents, all proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of First Priority Obligations, to the Designated First Priority Representative for the benefit of First Priority Secured Parties pursuant to the terms of the First Priority Debt Documents, (ii) second, after the occurrence of the Discharge of First Priority Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Debt Documents or, if applicable, the Second Lien Equal Priority Intercreditor Agreement and (iii) third, if no Second Priority Debt Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative or any Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated First Priority Representative in accordance with the terms of Section 4.02.

SECTION 5.03.    Certain Amendments.

(a)          No Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The Borrower agrees to deliver to the Designated First Priority Representative copies of (i) any amendments, supplements or other modifications to the Second Priority Collateral Documents and (ii) any new Second Priority Collateral Documents promptly after effectiveness thereof. Each Grantor shall cause that each new Second Priority Collateral Document under a Second Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated First Priority Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Second Priority Representative] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the First Priority Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to Barclays Bank PLC, as collateral agent, pursuant to or in connection with the Amended and Restated Senior Secured Term Loan Facility dated as of December 5, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among the Borrower, the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent, and the other parties thereto, and (ii) the exercise of any right or remedy by the [Second Priority Representative] or any other secured party hereunder is subject to the limitations and provisions of the Junior Priority Intercreditor Agreement dated as of December 5, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Barclays Bank PLC, as First Lien Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Agent, OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (the “Borrower”), the other Grantors from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b)          In the event that each applicable First Priority Representative and/or the First Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the First Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Collateral Document or changing in any manner the rights of the First Priority Representatives, the First Priority Secured Parties, the Borrower or any other Grantor thereunder (including the release of any Liens in First Priority Collateral) in a manner that is applicable to all First Priority Debt Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Secured Party and without any action by any Second Priority Representative, the Borrower or any other Grantor; provided, however, that (x) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of any Second Priority Collateral Document, except to the extent that a release of such Lien is provided for in Section 5.01(a) or (ii) imposing any additional duties on any Second Priority Representative or otherwise adversely affecting any Second Priority Representative’s rights, protections, immunities or indemnities without its written consent and (y) written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative within 10 Business Days after the effectiveness of such amendment, waiver or consent.

(c)          The First Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the First Priority Debt Documents may be Refinanced, in each case, without the consent of any Second Priority Representative or Second Priority Secured Party; provided, however, that, without the consent of the Second Lien Collateral Agent (acting with the consent of the requisite holders of Noteholders pursuant to the terms of the Second Lien Initial Agreement) and each other Second Priority Representative (acting with the consent of the requisite holders of each series of Second Priority Debt), no such amendment, restatement, supplement or modification shall contravene any provision of this Agreement.

(d)          The Second Priority Debt Documents may be amended, restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the Second Priority Debt Documents may be refinanced, renewed, extended or replaced, in each case, without the consent of any First Priority Representative or First Priority Secured Party; provided, however, that, without the consent of the First Lien Collateral Agent, acting with the consent of the Required Lenders (as such term is defined in the First Lien Credit Agreement) and each other First Priority Representative (acting with the consent of the requisite holders of each series of Additional First Priority Debt), no such amendment, restatement, supplement or modification shall contravene any provision of this Agreement.

SECTION 5.04.    Rights As Unsecured Creditors. The Second Priority Representatives and the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such rights and remedies do not violate, or are not otherwise inconsistent with, any other provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise by a Second Priority Representative or any Second Priority Secured Party of rights or remedies as a secured creditor in respect of Shared Collateral and is not otherwise in violation of this Agreement. In the event any Second Priority Representative or any Second Priority Secured Party becomes a judgment Lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations, such judgment Lien shall be subordinated to the Liens securing First Priority Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing First Priority Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the First Priority Representatives or the First Priority Secured Parties may have with respect to the First Priority Collateral.

SECTION 5.05.    Gratuitous Bailee For Perfection.

(a)          Each First Priority Representative acknowledges and agrees that if it shall at any time hold a Lien securing any First Priority Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any Deposit Account or Securities Account in which such Shared Collateral is held (including any such accounts subject to First Priority Representative’s control on the date hereof), and if such Shared Collateral or any such account is in fact in the possession or under the control of such First Priority Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the applicable First Priority Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for and on behalf of the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b)          In the event that any First Priority Representative (or its agents or bailees) has Lien filings against Intellectual Property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, such First Priority Representative agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Second Priority Representatives and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c)          Except as otherwise specifically provided herein, until the Discharge of First Priority Obligations has occurred, the First Priority Representatives and the First Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the First Priority Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d)          The First Priority Representatives and the First Priority Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the First Priority Representatives under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(e)          The First Priority Representatives shall not have, by reason of the Collateral Documents, this Agreement or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Secured Party, and each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives and releases the First Priority Representatives from all claims and liabilities arising pursuant to the First Priority Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral or the MSR Collateral Agent with respect to the MSR Collateral.

(f)          Upon the Discharge of the First Priority Obligations, each applicable First Priority Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such First Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be an additional loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative is entitled to approve any awards granted in such proceeding. The Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby. The First Priority Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Secured Party in contravention of this Agreement.

(g)          None of the First Priority Representatives nor any of the other First Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Borrower or any Guarantor to any First Priority Representative or any First Priority Secured Party under the First Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06.    When Discharge Of First Priority Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or after the Discharge of First Priority Obligations has occurred, the Borrower or any Subsidiary incurs any First Priority Obligations (other than in respect of the payment of indemnities surviving the Discharge of First Priority Obligations), then such Discharge of First Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First Priority Obligations) and the applicable agreement governing such First Priority Obligations shall automatically be treated as a First Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such First Priority Obligations shall be the First Priority Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new First Priority Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly (a) enter into such documents and agreements (at the expense of the Borrower), including amendments, supplements or modifications to this Agreement, as the Borrower or such new First Priority Representative shall reasonably request in writing in order to provide the new First Priority Representative the rights of a First Priority Representative contemplated hereby and (b) deliver to such First Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral.

SECTION 5.07.    Lien on MSR Collateral; Acknowledgment Agreements; Rights of the MSR Collateral Agent.

(a)          Subject to clause (b) below, as security for all Second Lien Initial Obligations, each Grantor hereby grants to the MSR Collateral Agent for the benefit of the Noteholders, a security interest in and a continuing lien on all of such Grantor’s right, title and interest in, to and under the GSE MSRs, the Servicing Agreements relating to the GSE MSRs and all other General Intangibles relating thereto and all Proceeds thereof (the “MSR Collateral”).

(b)          The Lien and security interest granted pursuant to clause (a) above shall become effective with respect to any MSR Collateral only upon MSR Collateral Agent’s receipt of the Acknowledgment Agreement from the applicable GSE permitting such Lien and security interest.

(c)          The MSR Collateral Agent has been appointed as collateral agent for the benefit of the Noteholders pursuant to the Second Lien Initial Agreement. Upon the Discharge of First Lien Credit Agreement Obligations (unless otherwise agreed in writing by the MSR Collateral Agent), the Company shall seek a replacement MSR Collateral Agent. The MSR Collateral Agent shall be deemed to have automatically resigned as the MSR Collateral Agent for the Noteholders on the date a replacement MSR Collateral Agent is appointed by the Company, or, if no such replacement MSR Collateral Agent is appointed within 30 days after the Discharge of First Lien Credit Agreement Obligations, the MSR Collateral Agent shall be deemed to have automatically resigned as the MSR Collateral Agent for the Noteholders on the 30th day after the Discharge of First Lien Credit Agreement Obligations or such later date as may be agreed by the MSR Collateral Agent in its sole discretion. The Company shall provide a written notice to the Second Lien Collateral Agent of the Discharge of First Lien Credit Agreement Obligations together with a reference to this Section 5.07, provided that the MSR Collateral Agent’s resignation shall be automatic notwithstanding any failure by the Company to provide such notice. The MSR Collateral Agent shall also have the right in its sole and absolute discretion to resign as the MSR Collateral Agent for the Noteholders (regardless of whether the MSR Collateral Agent continues to act as collateral agent and secured party for the First Lien Credit Agreement Secured Parties with respect to the MSR Collateral) (i) at any time upon a 30-day prior written notice to the Second Lien Collateral Agent or (ii) upon prior written notice to the Second Lien Collateral Agent at any time it resigns as collateral agent pursuant to the First Lien Credit Agreement. The MSR Collateral Agent shall have no duty to preserve MSR Collateral for the benefit of the Noteholders and the MSR Collateral Agent’s rights to resign as MSR Collateral Agent for the Noteholders pursuant to this paragraph (c) will be sole and absolute. Upon any resignation of the MSR Collateral Agent as MSR Collateral Agent for the Noteholders, unless the MSR Collateral Agent is replaced prior to such resignation with a new collateral agent who is party to the Acknowledgement Agreements, the Lien and security interest created pursuant to this Section 5.07 on the MSR Collateral for the benefit of the Noteholders shall automatically terminate.

(d)          The MSR Collateral Agent shall be entitled to all exculpatory and liability-limiting provisions of the Second Lien Initial Agreement that are afforded to the Trustee and the Second Lien Collateral Agent thereunder as if the MSR Collateral Agent were named as the Trustee and Second Lien Collateral Agent therein. The MSR Collateral Agent shall not be required to take any action hereunder or under any other Second Priority Debt Document unless (i) it is instructed in writing by the Second Lien Collateral Agent to take such action and (ii) it has been provided by the Noteholders security or indemnity satisfactory to it against any potential loss, liability or expense.

(e)          All provisions of this Agreement limiting the rights of the Second Priority Representatives and Second Priority Secured Parties shall also apply to the MSR Collateral Agent in its capacity as collateral agent for the Noteholders and the MSR Collateral Agent in its capacity as collateral agent for the Noteholders shall not take any action that is not permitted pursuant to the terms of this Agreement to be taken by a Second Priority Secured Party.

(f)          The MSR Collateral Agent is not acting hereunder as agent for any Second Priority Secured Parties, other than the Noteholders. The Noteholders hereby agree that the MSR Collateral Agent shall not have any duties or obligations under this Agreement except those expressly set forth herein and, without limiting the generality of the foregoing, the MSR Collateral Agent:

(i)          shall have no obligation whatsoever to the Second Lien Collateral Agent or any Noteholder to assure that any of the MSR Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the MSR Collateral;

(ii)          shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the MSR Collateral Agent or any of its Affiliates in any capacity;

(iii)          shall not be liable for any action taken or not taken by it (1) in the absence of its own gross negligence or willful misconduct or (2) in reliance on an officer’s certificate of the Borrower stating that such action is permitted by the terms of this Agreement and the Second Priority Debt Documents;

(iv)          shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Second Priority Debt Documents, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by this Section 5.07, the availability, content or accuracy of any Acknowledgment Agreement, (5) the existence, value or the sufficiency of any MSR Collateral, or (6) the satisfaction of any condition set forth in any Second Priority Debt Document; and

(v)          need not segregate money held hereunder from other funds and shall be under no liability for interest on any money received by it hereunder.

(g)          The provisions of this Section 5.07 shall be subject to the terms of each Acknowledgment Agreement.

(h)          The parties hereto agree that solely for purposes of each Acknowledgment Agreement, all First Lien Credit Agreement Obligations and all Second Lien Initial Obligations shall be owed to the MSR Collateral Agent and the Borrower agrees to pay such obligations to the MSR Collateral Agent.

(i)          By accepting the benefit of this Agreement, each Secured Party (other than Second Priority Additional Secured Parties) authorized the MSR Collateral Agent to enter into each Acknowledgment Agreement on behalf of such Secured Party and agrees that each Acknowledgment Agreement shall be binding on each such Secured Party as if they were an original signatory thereto and the MSR Collateral Agent shall have the authority and duty to act exclusively for such Secured Parties with respect to each GSE.

(j)          The Grantors and the Noteholders (other than the Trustee and the Second Lien Collateral Agent) shall indemnify the MSR Collateral Agent for, and the Grantors shall hold the MSR Collateral Agent harmless against, any and all loss, damage, claims, liability or expense (including attorneys’ fees and expenses) incurred by it in connection with the Acknowledgment Agreements and this Section 5.07, including in connection with defending itself against any claim whether asserted by any Noteholder, Grantor or GSE, or liability in connection with the acceptance, exercise or performance of any of its powers or duties under the Acknowledgment Agreements and this Section 5.07; provided that no Grantor or such Noteholder shall have any obligation to the MSR Collateral Agent hereunder with respect to any loss, damage, claims, liability or expense to the extent such loss, damage, claims, liability or expense resulted from the gross negligence, bad faith or willful misconduct of the MSR Collateral Agent, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

ARTICLE 6
Insolvency Or Liquidation Proceedings

SECTION 6.01.    Financing and Sale Issues. Until the Discharge of First Priority Obligations has occurred, if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that (A) if any First Priority Representative shall desire to consent (or not object) to the sale, use or lease of cash or other collateral and/or to consent (or not object) to the Borrower’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), it will raise no objection to and will not otherwise contest such sale, use or lease of such cash or other collateral and/or such DIP Financing and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a) and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any First Priority Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt Obligations are so subordinated to Liens securing First Priority Obligations under this Agreement, (y) any “carve-out” for professional and United States Trustee fees agreed to by the First Priority Representatives and (z) all adequate protection liens granted to the First Priority Secured Parties, (B) it will raise no objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First Priority Obligations made by any First Priority Representative or any other First Priority Secured Party, (C) it will raise no objection to (and will not otherwise contest) any lawful exercise by any First Priority Secured Party of the right to credit bid First Priority Obligations at any sale of or sale in foreclosure of Collateral (including pursuant and according to Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law), (D) it will raise no objection to (and will not otherwise contest) any other request for judicial relief made in any court by any First Priority Secured Party relating to the lawful enforcement of any Lien on First Priority Collateral, (E) it will raise no objection to (and will not otherwise contest) any election made by any First Priority Representative or any other First Priority Secured Party of the application of Section 1111(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral and (F) it will raise no objection to (and will not otherwise contest or oppose) any Disposition (including pursuant and according to Section 363 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law) of assets of any Grantor for which any First Priority Representative has consented that provides, to the extent such Disposition is to be free and clear of Liens, that the Liens securing the First Priority Obligations and the Second Priority Debt Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the First Priority Obligations rank to the Liens on the Shared Collateral securing the Second Priority Debt Obligations pursuant to this Agreement; provided that the Second Priority Secured Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such sale or disposition pursuant to and in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the First Priority Obligations. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that notice received three Business Days prior to the entry of an order approving such usage of cash collateral or approving such DIP Financing shall be adequate notice.

SECTION 6.02.    Relief From The Automatic Stay. Until the Discharge of First Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated First Priority Representative.

SECTION 6.03.    Adequate Protection. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that none of them shall object, contest or support any other Person objecting to or contesting (a) any request by any First Priority Representative or any First Priority Secured Parties for adequate protection in any form, (b) any objection by any First Priority Representative or any First Priority Secured Parties to any motion, relief, action or proceeding based on any First Priority Representative’s or First Priority Secured Party’s claiming a lack of adequate protection or (c) the allowance and/or payment of pre- or post-petition interest, fees, expenses or other amounts of any First Priority Representative or any other First Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (as adequate protection or otherwise). Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the First Priority Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or superpriority administrative expense claims in connection with any DIP Financing and/or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral and/or a superpriority administrative expense claim (as applicable), which Lien is subordinated to the Liens securing and providing adequate protection for, all First Priority Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to the Liens securing First Priority Obligations under this Agreement, and which superpriority administrative expense claim is subordinated to all claims granted as adequate protection to the First Priority Secured Parties or otherwise with respect to the First Priority Obligations, and (ii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Secured Parties under their Second Priority Debt Facilities, seek or request adequate protection, and such adequate protection is granted in the form of (as applicable) a Lien on additional or replacement collateral and/or a superpriority administrative expense claim, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Secured Party under their Second Priority Debt Facilities, agree that each First Priority Representative shall also be granted (as applicable) a senior Lien on such additional or replacement collateral as security and adequate protection for the First Priority Obligations and any such DIP Financing and/or a senior superpriority administrative expense claim, and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Second Priority Debt Obligations shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing First Priority Obligations under this Agreement, and that any superpriority administrative expense claims granted as adequate protection for the Second Priority Debt Obligations shall be subordinated to the claims granted as adequate protection or otherwise to the First Priority Secured Parties. Without limiting the generality of the foregoing, to the extent that the First Priority Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses and/or other cash payments, then the Second Priority Representatives, for themselves and on behalf of the Second Priority Secured Parties under the Second Priority Debt Facilities, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses and/or other cash payments (as applicable), subject to the right of the First Priority Secured Parties to object to the reasonableness of the amounts of fees and expenses or other cash payments so sought by the Second Priority Secured Parties.

SECTION 6.04.    Preference Issues. If any First Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect and avoided, a transfer at undervalue or for any other reason (any such amount, a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the First Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred, and the First Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of First Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, then this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05.    Separate Grants Of Security And Separate Classifications. In Insolvency or Liquidation Proceedings occurring under the Bankruptcy Laws of the United States, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the First Priority Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the First Priority Obligations and must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed or adopted in such an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the First Priority Secured Parties and the Second Priority Secured Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral (with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees and expenses and other claims, all amounts owing in respect of post-petition interest, fees and expenses (whether or not allowed or allowable under Section 506(b) of the Bankruptcy Code or otherwise in such Insolvency or Liquidation Proceeding) before any distribution is made in respect of the Second Priority Debt Obligations), with each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated First Priority Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties.

Notwithstanding the foregoing provisions of this Section 6.05, with respect to any Insolvency or Liquidation Proceeding under any Bankruptcy Law in effect in Canada, whether ancillary or plenary, the claims of the First Priority Secured Parties and the Second Priority Secured Parties shall not be classified in different classes but shall be classified in the same class of claims in any plan of reorganization, proposal, plan of compromise or arrangement or similar dispositive restructuring plan. None of the First Priority Representatives, Second Priority Representatives, First Priority Secured Parties or Second Priority Secured Parties shall bring, commence or file any action, pleading, application, motion or other process to challenge the classification described in the immediately preceding sentence. Each Second Priority Representative and Second Priority Secured Party shall direct any trustee, receiver or similar person to pay and distribute over any distributions, payments, Shared Collateral or proceeds thereof received by any of them in respect of the claims of the Second Priority Secured Parties to the Designated First Priority Representative until the Discharge of the First Priority Obligations. To further effectuate the intent of the parties as provided in the immediately preceding sentence and without limiting the obligations in Section 6.11, to the extent that any Insolvency or Liquidation Proceeding under any Bankruptcy Law in effect in Canada, whether ancillary or plenary, until the Discharge of the First Priority Obligations has occurred, each Second Priority Representative, for and on behalf of the Second Priority Secured Parties, agrees that it will only vote any of the claims of the Second Priority Secured Parties in favor of a proposal, plan of compromise, arrangement and/or reorganization or similar dispositive restructuring plan (x) that provides for the Discharge of the First Priority Obligations through the payment in cash in full of all the First Priority Obligations or (y) with respect to which such Second Priority Representative has received written notice from the First Priority Representatives acknowledging each First Priority Representative’s support of such proposal or plan.

SECTION 6.06.    No Waivers Of Rights Of First Priority Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

SECTION 6.07.    Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or any law in respect of the granting and perfection of security interests, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08.    Other Matters. To the extent that any Second Priority Representative or any Second Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees not to assert any such rights without the prior written consent of each First Priority Representative, provided that if requested by any First Priority Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by the First Priority Representatives (acting unanimously), including any rights to payments in respect of such rights.

SECTION 6.09.    506(c) Claims. Until the Discharge of First Priority Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the First Priority Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

SECTION 6.10.    Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization, proposal, plan of compromise or arrangement or similar dispositive restructuring plan, on account of both the First Priority Obligations and the Second Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the First Priority Obligations and on account of the Second Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

SECTION 6.11.    Voting. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it shall not propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization or similar dispositive restructuring plan that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of the First Priority Representative or to the extent such plan is proposed or supported by the number of First Priority Secured Parties under Section 1126(c) of the Bankruptcy Code or any similar provision under any other Bankruptcy Law. Without limiting the generality of the foregoing, no Second Priority Secured Party (other than with the prior written consent of the Designated First Priority Representative) may (whether in the capacity of a secured creditor or an unsecured creditor) vote in favor of, or otherwise directly or indirectly support any plan unless such plan (a) pays off, in cash in full, all First Priority Obligations or (b) such plan is proposed or supported by the number of First Priority Secured Parties, in accordance with Section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

SECTION 6.12.    Post-Petition Interest.

(a)          None of the Second Priority Representatives or any other Second Priority Secured Party shall oppose or seek to challenge any claim by any First Priority Representative or any First Priority Secured Party for allowance in any Insolvency or Liquidation Proceedings of First Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under Section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise.

(b)          None of the First Priority Representatives or any First Priority Secured Party shall oppose or seek to challenge any claim by any Second Priority Representative or any other Second Priority Secured Party for allowance in any Insolvency or Liquidation Proceedings of Second Priority Debt Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under Section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise, to the extent of the value of the Lien of the Second Priority Representatives on behalf of the Second Priority Secured Parties on the Shared Collateral (after taking into account the First Priority Obligations and the First Liens).

ARTICLE 7
Reliance; etc

SECTION 7.01.    Reliance. The consent by the First Priority Secured Parties to the execution and delivery of the Second Priority Debt Documents to which the First Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Priority Secured Parties to the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Secured Parties have, independently and without reliance on any First Priority Representative or other First Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

SECTION 7.02.    No Warranties Or Liability. Each First Priority Representative, on behalf of itself and each First Priority Secured Party under its First Priority Debt Facility, acknowledges and agrees that neither any Second Priority Representative nor any other Second Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Second Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Second Priority Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Second Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the First Priority Representatives and the First Priority Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Except as expressly set forth in this Agreement, the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second Priority Obligations, the First Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that neither any First Priority Representative nor any other First Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The First Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any First Priority Representative nor any other First Priority Secured Party shall have any duty to any Second Priority Representative or Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Borrower or any Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the First Priority Obligations, the Second Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement. The Second Priority Representative may not assert any right of marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Shared Collateral.

SECTION 7.03.    Obligations Unconditional. All rights, interests, agreements and obligations of the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties hereunder shall remain in full force and effect irrespective of:

(a)          any lack of validity or enforceability of any First Priority Debt Document or any Second Priority Debt Document;

(b)          any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Obligations or Second Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Credit Agreement or any other First Priority Debt Document or of the terms of any Second Priority Debt Document;

(c)          any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Obligations or Second Priority Debt Obligations or any guarantee thereof;

(d)          the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e)          any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) the Borrower or any other Grantor in respect of the First Priority Obligations or Second Priority Obligations or (ii) any Second Priority Representative or Second Priority Secured Party in respect of this Agreement.

ARTICLE 8
Miscellaneous

SECTION 8.01.   Conflicts. Subject to Section 8.18, in the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern; provided that the foregoing shall not limit or alter the protections afforded such Representative as provided in Section 8.20. Notwithstanding the foregoing, the relative rights and obligations of the First Priority Representatives and the First Priority Secured Parties (as amongst themselves) with respect to any First Priority Collateral shall be governed by the terms of the First Lien Intercreditor Agreement and in the event of any conflict between the First Lien Intercreditor Agreement and this Agreement, the provisions of the First Lien Intercreditor Agreement shall control. Notwithstanding the foregoing, the relative rights and obligations of the Second Priority Representatives and the Second Priority Secured Parties (as amongst themselves) with respect to any Second Priority Collateral shall be governed by the terms of the Second Lien Equal Priority Intercreditor Agreement and in the event of any conflict between the Second Lien Equal Priority Intercreditor Agreement and this Agreement (solely as to such relative rights and obligations of the Second Priority Representatives and the Second Priority Secured Parties (as amongst themselves)), the provisions of the Second Lien Equal Priority Intercreditor Agreement shall control.

SECTION 8.02.    Continuing Nature; Severability. Subject to Section 6.04, this Agreement shall continue to be effective until the Discharge of First Priority Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the First Priority Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Guarantor constituting First Priority Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.03.    Amendments; Waivers.

(a)          No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)          This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of the Borrower or any Grantor, including Section 5.07, shall require the consent of the Borrower. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the First Priority Secured Parties, the Borrower, Guarantors and the Second Priority Secured Parties and their respective successors and assigns.

(c)          Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and, upon such execution and delivery, such Representative and the Secured Parties and First Priority Obligations or Second Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

SECTION 8.04.    Information Concerning Financial Condition of the Grantors. The First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no responsibility to keep any other Secured Party informed of (a) the financial condition of the Borrower and the other Grantors and all endorsers or guarantors of the First Priority Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations or the Second Priority Debt Obligations. The First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any First Priority Representative, any First Priority Secured Party, any Second Priority Representative or any Second Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential. For the avoidance of doubt, the Second Lien Collateral Agent makes no credit analysis or credit decision with respect to its entry into or performance under this Agreement or any Second Lien Initial Agreement or any Second Priority Collateral Document and no provision of this Agreement, the Second Lien Initial Agreement or any Second Priority Collateral Document shall be construed to require it to do so.

SECTION 8.05.    Subrogation. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Obligations has occurred.

SECTION 8.06.    Application of Payments. Except as otherwise provided herein, all payments received by the First Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Priority Obligations as the First Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First Priority Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the First Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07.    Additional Grantors. The Borrower agrees that, if any parent company of the Borrower or any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such parent company or Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I. Upon such execution and delivery, such parent company or Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Second Priority Representative and the Designated First Priority Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. If any Grantor is a Foreign Subsidiary, the joinder may include such additional provisions as are requested to be included by the Borrower to reflect any limitations on the obligations of such Grantor with respect to obligations of the Borrower or any Domestic Subsidiary, which additional provisions shall be reasonably satisfactory to the Designated First Priority Representative.

SECTION 8.08.    Dealings With Grantors. Upon any application or demand by the Borrower or any other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), the Borrower or such other Grantor, as appropriate, shall furnish to such Representative a certificate of an Authorized Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

SECTION 8.09.    Additional Debt Facilities.

(a)          To the extent, but only to the extent, permitted by the provisions of the First Priority Debt Documents and the Second Priority Debt Documents, the Borrower or any other Grantor may incur or issue and sell one or more series or classes of Second Priority Debt and at any time after the Discharge of First Lien Credit Agreement Obligations, one or more series or classes of Additional First Priority Debt. Any such additional class or series of additional Second Priority Debt (the “Second Priority Class Debt”) may be secured by a junior priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 8.09(b). Any such additional class or series of First Priority Debt Facilities (the “First Priority Class Debt”; and the First Priority Class Debt and Second Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the First Priority Collateral Documents, if and subject to the condition that the Representative of any such First Lien Class Debt (each, a “First Priority Class Debt Representative”; and the First Priority Class Debt Representatives and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such First Priority Class Debt (such Representative and holders in respect of any such First Priority Class Debt being referred to as the “First Priority Class Debt Parties”; and the First Priority Class Debt Parties and Second Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 8.09(b).

In order for a Class Debt Representative to become a party to this Agreement:

(i)          such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is a Second Priority Class Debt Representative) or Annex III (if such Representative is a First Lien Class Debt Representative) (with such changes as may be reasonably approved by the Designated First Priority Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Class Debt Parties become subject hereto and bound hereby;

(ii)          the Borrower shall have delivered to the Designated First Priority Representative and the Designated Second Lien Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to such Class Debt and, if requested, true and complete copies of each of the Second Priority Debt Documents or First Priority Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by an Authorized Officer of the Borrower; and

(iii)          the Second Priority Debt Documents or First Priority Debt Documents, as applicable, relating to such Class Debt shall provide, or shall be amended on terms and conditions reasonably approved by the Designated First Priority Representative and such Class Debt Representative, that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

(b)          With respect to any Class Debt that is issued or incurred after the Closing Date, the Borrower and each of the other Grantors agree to take such actions (if any) as may from time to time reasonably be requested by any First Priority Representative or any Second Priority Representative, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Collateral Documents (or execute and deliver such additional Collateral Documents) as may from time to time be reasonably requested by such Persons, to ensure that the Class Debt is secured by, and entitled to the benefits of, the relevant Collateral Documents relating to such Class Debt, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Designated First Priority Representative and the Designated Second Priority Representative, as the case may be, to enter into, any such technical amendments, modifications and/or supplements (and additional Collateral Documents).

SECTION 8.10.    Consent To Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a)          submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in the County of New York, the courts of the United States of America for the Southern District of New York in the County of New York, and appellate courts from any thereof;

(b)          consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)          agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.11;

(d)          agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and

(e)          waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

SECTION 8.11.   Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent by hand, overnight courier service, by fax or registered mail:

(i)   if to the Borrower or any Grantor, to the Borrower, at its address at:

Ocwen Loan Servicing, LLC

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

Attention: Corporate Secretary, General Counsel, Chief Financial Officer and Treasurer

Email: Michael.Stanton@ocwen.com; Mark.Freeman@ocwen.com; Nitin.Purushothaman@ocwen.com; Timothy.Hayes@ocwen.com; Michael.Bourque@ocwen.com

(ii)  if to the First Lien Collateral Agent, to it at:

Bank Debt Management Group

745 Seventh Avenue

New York, New York 10019

Attention: Evan Moriarty

Telephone: (212) 526-1447

Email: evan.moriarty@barclays.com

with a copy to:

Barclays Bank PLC
700 Prides Crossing, 2nd Floor
Newark, Delaware  19713
Attention: Venkat Raman
Facsimile: (972) 535-5728
Telephone: (302) 286-2383
Email: venkat.raman@barclayscapital.com

(iii) if to the Second Lien Collateral Agent, to it at:

Wilmington Trust, National Association

1100 N. Market St.

Wilmington, DE 19890

Attention: Ocwen Loan Servicing, LLC Administrator

Fax: (302) 636-4149

(iv) if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt by an officer of such person with direct responsibility over this Agreement or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.11. As agreed to among the Borrower and the applicable Representatives from time to time, notices and other communications may also be delivered by e-mail to the email address of a representative of the applicable Person provided from time to time by such Person.

SECTION 8.12.    Further Assurances. Each First Priority Representative, on behalf of itself and each First Priority Secured Party under the First Priority Debt Facility for which it is acting, and each Second Priority Representative, on behalf of itself, and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.13.     Governing Law; Waiver Of Jury Trial.

(A)          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B)          EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 8.14.    Binding On Successors And Assigns. This Agreement shall be binding upon the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties, the Borrower, the other Grantors party hereto and their respective successors and assigns.

SECTION 8.15.    Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 8.16.    Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.17.    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Collateral Agent represents and warrants that this Agreement is binding upon the First Lien Credit Agreement Secured Parties. The Second Lien Collateral Agent represents and warrants that its execution and delivery of this Agreement is authorized by the terms of the Second Lien Initial Agreement, which provides that this Agreement is binding upon the Noteholders.

SECTION 8.18.    No Third Party Beneficiaries; Successors And Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the First Priority Representatives, the First Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in an Insolvency or Liquidation Proceeding) shall have or be entitled to assert such rights; provided that, after entering into an Acknowledgement Agreement with a GSE, such GSE shall be a third party beneficiary with respect to Section 5.07(g).

SECTION 8.19.    Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

SECTION 8.20.    Representatives. It is understood and agreed that (a) the First Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent under the First Lien Credit Agreement and the provisions of Section 9 of the First Lien Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the First Lien Collateral Agent hereunder, (b) the Second Lien Collateral Agent is entering into this Agreement in its capacity as Collateral Trustee under the Second Lien Initial Agreement and the provisions of Article 11 of the Second Lien Initial Agreement applicable to the Collateral Agent (as defined therein) thereunder shall also apply to the Second Lien Collateral Agent hereunder and (c) each other Representative party hereto is entering into this Agreement in its capacity as trustee or agent for the secured parties referenced in the applicable Additional First Priority Debt Document or Second Priority Debt Document (as applicable) and the corresponding exculpatory and liability-limiting provisions of such agreement applicable to such Representative thereunder shall also apply to such Representative hereunder.

SECTION 8.21.    Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.01(a), 5.01(d) or 5.03(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the First Lien Credit Agreement, any other First Priority Debt Document or any Second Priority Debt Documents, or permit the Borrower or any other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the First Lien Credit Agreement or any other First Priority Debt Document or any Second Priority Debt Documents, (b) change the relative priorities of the First Priority Obligations or the Liens granted under the First Priority Collateral Documents on the Shared Collateral (or any other assets) as among the First Priority Secured Parties, (c) otherwise change the relative rights of the First Priority Secured Parties in respect of the Shared Collateral as among such First Priority Secured Parties or (d) obligate the Borrower or any other Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the First Lien Credit Agreement or any other First Priority Debt Document or any Second Priority Debt Document.

SECTION 8.22.    Survival Of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BARCLAYS BANK PLC, as First Lien Collateral Agent

By:	/s/ Jeremy Hazan
Name: Jeremy Hazan
Title: Managing Director

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

THE GRANTORS LISTED ON SCHEDULE I HERETO

OCWEN LOAN SERVICING, LLC,
as Grantor

By:	/s/ Michael R. Bourque, Jr.
Name: Michael R. Bourque, Jr.
Title: Chief Financial Officer

OCWEN FINANCIAL CORPORATION,
as Grantor

By:	/s/ Michael R. Bourque, Jr.
Name: Michael R. Bourque, Jr.
Title: Chief Financial Officer

OCWEN MORTGAGE SERVICING, INC.,
as Grantor

By:	/s/ Michael R. Bourque, Jr.
Name: Michael R. Bourque, Jr.
Title: Chief Financial Officer

HOMEWARD RESIDENTIAL HOLDINGS, INC.,
as Grantor

By:	/s/ John V. Britti
Name: John V. Britti
Title: Chief Financial Officer

HOMEWARD RESIDENTIAL, INC.,
as Grantor

By:	/s/ John V. Britti
Name: John V. Britti
Title: Chief Financial Officer

AUTOMOTIVE CAPITAL SERVICES, INC.,
as Grantor

By:	/s/ Mark L. Freeman
Name: Mark L. Freeman
Title: Treasurer

SCHEDULE I

Grantors

Ocwen Financial Corporation

Ocwen Mortgage Servicing, Inc.

Homeward Residential Holdings, Inc.

Homeward Residential, Inc.

Automotive Capital Services, Inc.

ANNEX I

[FORM OF] SUPPLEMENT NO. [ ] dated as of [ ], 20[ ] to the INTERCREDITOR AGREEMENT dated as of December 5, 2016 (the “Intercreditor Agreement”), among OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (the “Borrower”), the other Grantors (as defined below) from time to time party hereto, BARCLAYS BANK PLC (“Barclays”), or any successor thereof, as Collateral Agent under the First Lien Credit Agreement, WILMINGTON TRUST, NATIONAL ASSOCIATION or any successor thereof, as Collateral Trustee for the Noteholders (in such capacity and together with its successors in such capacity, the “Second Lien Collateral Agent”) and the additional Representatives from time to time a party thereto.

A.          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.           The Grantors have entered into the Intercreditor Agreement. Pursuant to the First Lien Credit Agreement, certain Additional First Priority Debt Documents and certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries or a parent company of the Borrower are required to enter into the Intercreditor Agreement. Section 8.07 of the Intercreditor Agreement provides that such Subsidiaries or parent company may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary or parent company (the “New Grantor”) is executing this Supplement in accordance with the requirements of the First Lien Credit Agreement, the Second Priority Debt Documents and Additional First Priority Debt Documents.

Accordingly, the Designated First Priority Representative, the Designated Second Priority Representative and the New Grantor agree as follows:

SECTION 1.      In accordance with Section 8.07 of the Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.      The New Grantor represents and warrants to the Designated First Priority Representative, the Designated Second Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.      This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated First Priority Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.      Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5.     THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.      In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.      All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the Intercreditor Agreement.

SECTION 8.      The Borrower agrees to reimburse the Designated First Priority Representative and the Designated Second Priority Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated First Priority Representative and the Designated Second Priority Representative.

IN WITNESS WHEREOF, the New Grantor, and the Designated First Priority Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:
Acknowledged by:

[ ], as Designated First Priority Representative

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Designated Second Priority Representative

By:
Name:
Title:

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [ ] dated as of [ ], 20[ ] to the INTERCREDITOR AGREEMENT dated as of December 5, 2016 (the “Intercreditor Agreement”), among OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (the “Borrower”), the other Grantors (as defined below) from time to time party hereto, BARCLAYS BANK PLC (“Barclays”), or any successor thereof, as Collateral Agent under the First Lien Credit Agreement, WILMINGTON TRUST, NATIONAL ASSOCIATION or any successor thereof, as Collateral Trustee for the Noteholders (in such capacity and together with its successors in such capacity, the “Second Lien Collateral Agent”) and the additional Representatives from time to time a party thereto.

A.          Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.           As a condition to the ability of the Borrower or any other Grantor to incur Second Priority Class Debt and to secure such Second Priority Class Debt with the Second Priority Lien and to have such Second Priority Class Debt guaranteed by the Grantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, the Second Priority Class Debt Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.09 of the Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the First Priority Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated First Priority Representative and the New Representative agree as follows:

SECTION 1.      In accordance with Section 8.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Secured Parties. Each reference to a “Representative” or “Second Priority Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.     The New Representative represents and warrants to the Designated First Priority Representative, the Designated Second Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe Second Priority Debt Facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Second Priority Secured Parties.

SECTION 3.      This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated First Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4.      Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5.    THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.      In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.      All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8.      The Borrower agrees to reimburse the Designated First Priority Representative and the Designated Second Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated First Priority Representative and the Designated Second Priority Representative.

IN WITNESS WHEREOF, the New Representative and the Designated First Priority Representative have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

[ ],
as Designated First Priority Representative

By:
Name:
Title:

Acknowledged by:

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [ ] dated as of [ ], 20[ ] to the INTERCREDITOR AGREEMENT dated as of December 5, 2016 (the “Intercreditor Agreement”), among OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (the “Borrower”), the other Grantors from time to time party hereto, BARCLAYS BANK PLC (“Barclays”), as Representative for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION or any successor thereof, as Collateral Trustee for the Noteholders (in such capacity and together with its successors in such capacity, the “Second Lien Collateral Agent”) and the additional Representatives from time to time a party thereto.

A.          Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.          As a condition to the ability of the Borrower or any other Grantor to incur First Lien Class Debt after the date of the Intercreditor Agreement and to secure such First Lien Class Debt with the First Lien and to have such First Lien Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the First Priority Collateral Documents, the First Lien Class Debt Representative in respect of such First Lien Class Debt is required to become a Representative under, and such First Lien Class Debt and the First Lien Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.09 of the Intercreditor Agreement provides that such First Lien Class Debt Representative may become a Representative under, and such First Lien Class Debt and such First Lien Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the First Lien Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned First Lien Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the First Priority Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated First Priority Representative and the New Representative agree as follows:

SECTION 1.      In accordance with Section 8.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related First Lien Class Debt and First Lien Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such First Lien Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a First Priority Representative and to the First Lien Class Debt Parties that it represents as First Priority Secured Parties. Each reference to a “Representative” or “First Priority Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.      The New Representative represents and warrants to the Designated First Priority Representative, the Designated Second Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe new First Priority Debt Facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the First Priority Debt Documents relating to such First Lien Class Debt provide that, upon the New Representative’s entry into this Agreement, the First Lien Class Debt Parties in respect of such First Lien Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as First Priority Secured Parties.

SECTION 3.      This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated First Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4.      Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5.    THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.      All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8.      The Borrower agrees to reimburse the Designated First Priority Representative and the Designated Second Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated First Priority Representative and the Designated Second Priority Representative.

IN WITNESS WHEREOF, the New Representative and the Designated First Priority Representative have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

[ ],
as Designated First Priority Representative

By:
Name:
Title:

Acknowledged by:

[ ]

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Designated Second Priority Representative

By:
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By:
Name:
Title: